WINTHROP REALTY TRUST

FORM 10-Q SEPTEMBER 30, 2014

(UNAUDITED)

Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Winthrop Realty Trust (“the Company”) for the period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael L. Ashner, Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michael L. Ashner
Name:	Michael L. Ashner
Chief Executive Officer

November 14, 2014